Exhibit 99.1

June 11, 2009

EXPLORATION NEWS RELEASE

EL GALLO DRILLING CONTINUES TO

RETURN EXCEPTIONAL RESULTS!

TORONTO, ONTARIO (June 11, 2009) US GOLD CORPORATION (NYSE Amex:UXG) (TSX:UXG) is pleased to announce that new core drilling from the El Gallo project in Sinaloa State, Mexico continues to deliver exceptional results. Since drilling began in November this discovery has grown dramatically and covers an area totaling 1,475 ft (450 m) long x 1,300 ft (400 m) wide and to a depth of 380 ft (115 m). The results to date suggest there is good potential for further growth.   Nine new core holes were drilled since our last news release. All of the holes were designed to test for extensions of the mineralization: Four on the west end, two on the east end, one on a possible cross cutting feature and two testing for depth in the middle of the zone.  Full results are listed in Appendix 1.

ON THE WEST - EXPANDING MINERALIZATION TO THE NORTH

19.8 opt Silver (677.3 gpt) over 50.9 ft (15.5 m)

High grade over wide intersections has extended the mineralization 165 ft (50.0 m) to the north with a second zone appearing at depth. One of several significant intersections from this drilling returned 19.8 opt silver (677.3 gpt) over 50.9 ft (15.5 m). The goal was to extend the mineralization previously encountered in hole GAX010 (March 2, 2009) that returned 31.6 opt silver (1,082.4 gpt silver) over 104.0 ft (31.7 m), including 176.3 opt silver (6,046.1 gpt silver) over 14.9 ft (4.6 m) (Figure 1 & Figure 2).  Highlights are below:

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GAX021	10.3	143.4	72.2	215.6
Including	154.3	4.9	85.0	89.9
Including	32.1	4.1	155.0	159.1
And	45.5	1.4	297.4	298.8

GAX026	4.1	9.8	4.9	14.8
And	8.5	37.6	70.7	108.3
And	7.9	4.9	142.7	147.6
And	6.4	9.8	184.9	194.7
And	26.4	2.3	242.0	244.3

GAX027	5.7	14.8	4.9	19.7
And	19.8	50.9	39.4	90.2
Including	55.9	12.3	39.4	51.7
And	4.1	5.2	128.9	134.2
And	5.7	5.6	159.1	164.7
And	7.7	9.8	184.5	194.4
And	14.4	6.5	223.2	229.7
And	14.3	2.5	266.1	268.5
And	11.5	2.0	288.7	290.7

Hole#	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GAX021	352.7	43.7	22.0	65.7
Including	5290.0	1.5	25.9	27.4
Including	1100.0	1.3	47.3	48.5
And	1560.0	0.4	90.7	91.1

GAX026	140.0	3.0	1.5	4.5
And	291.3	11.5	21.6	33.0
And	271.0	1.5	43.5	45.0
And	218.0	3.0	56.4	59.4
And	903.6	0.7	73.8	74.5

GAX027	195.3	4.5	1.5	6.0
And	677.3	15.5	12.0	27.5
Including	1918.0	3.8	12.0	15.8
And	141.0	1.6	39.3	40.9
And	194.0	1.7	48.5	50.2
And	265.3	3.0	56.3	59.3
And	493.3	2.0	68.0	70.0
And	491.0	0.8	81.1	81.9
And	393.0	0.6	88.0	88.6

ON THE EAST - EXPANDING MINERALIZATION TO THE SOUTH

14.5 opt Silver (497.2 gpt) over 32.8 FT (10.0 m)

Core drilling on the east end of the zone was designed to extend the mineralization beyond the previously released hole GAX017 (April 24, 2009) that returned 12.3 opt silver (423.3 gpt) over 34.4 ft (10.5 m), which was inside of a broad zone that totaled 3.9 opt silver (135.4 gpt ) over 316.6 ft (96.5 m). Drilling encountered similar grades as observed in GAX017, expanding the southerly trending mineralization by 295 ft (90 m). These results indicate that the mineralized zone is becoming wider along strike to the east (Figure 3).

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GAX023	6.3	46.5	157.2	203.7
And	13.9	23.0	378.4	401.4
Including	36.3	4.9	378.4	383.3

GAX025	14.5	32.8	77.1	109.9
Including	22.9	16.4	90.2	106.6
And	5.5	7.2	124.7	131.9
And	7.1	13.1	139.4	152.6
And	5.0	4.9	172.2	177.2
And	15.9	2.8	371.2	374.0
And	5.8	6.6	388.8	395.3

Hole#	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GAX023	215.8	14.2	47.9	62.1
And	476.8	7.0	115.4	122.4
Including	1245.0	1.5	115.4	116.8

GAX025	497.2	10.0	23.5	33.5
Including	785.4	5.0	27.5	32.5
And	187.0	2.2	38.0	40.2
And	242.0	4.0	42.5	46.5
And	170.0	1.5	52.5	54.0
And	545.0	0.85	113.2	114.0
And	199.5	2.0	118.5	120.5

POTENTIAL NEW CROSS CUTTING STRUCTURE

As a result of geological mapping of the El Gallo area, US Gold geologists interpreted a possible north-south mineralized trend. This new trend crosses the area where most of the current drilling has been focused to date. The first core hole to test this area returned (previously released April 24, 2009) 5.6 opt silver (192.2 gpt) over 7.2 ft (2.2 m). A second core hole located approximately 200 ft (60 meters) to the southwest (Figure 1) has returned significantly higher grade, but over a narrower width. This is a positive development because it has the potential to build additional ounces in the immediate area.

Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)

GAX020	50.3	3.6	98.4	102.0

Hole #	Silver	Length	From	To
	(gpt)	(m)	(m)	(m)

GAX020	1725.0	1.1	30.0	31.1

EL TULE — NAYARIT STATE

In May, US Gold began prospecting at its El Tule property in Nayarit State, which is situated south of Sinaloa where the El Gallo Project is located. This property was acquired in 2007 when US Gold purchased Nevada Pacific Gold. El Tule is part of US Gold’s large land package in Nayarit that totals approximately 242,000 acres and has a history of small scale mining.

A total of ten surface samples were taken over a distance 900 ft (275 m).  Gold values ranged from 0.01 opt (0.2 gpt) to 1.1 opt (37.0 gpt) and averaged 0.26 opt (8.9 gpt). Drilling is scheduled to occur during the third quarter.

METALLURGICAL TESTING

US Gold has engaged SGS Mineral Services in Durango, Mexico to perform independent metallurgical test work. Internal testing has demonstrated good recoveries. This will help establish the most appropriate mining process.

NEVADA EXPLORATION & RESOURCE UPDATE

Drilling in Nevada resumed during the last week of May with the goal of expanding the recently published resource estimate at the Gold Bar Project located within the Cortez Trend. A second drill is scheduled to arrive during the coming weeks that will test targets away from the Gold Bar resource and most importantly explore for Cortez Hills style mineralization at the north end of the Tonkin Project.

An initial resource estimate for the Limo Project, located 20 miles (32 km) west of Barrick Gold’s Bald Mountain Mine will be published during the third quarter.  A total of 876 holes (31 drilled by US Gold) over an area of 44 miles has been completed at Limo.

ABOUT US GOLD

US Gold Corporation is a Colorado incorporated gold and silver exploration company. It has a strong treasury, no debt and significant land holdings in Nevada next to Barrick’s large Cortez Hills deposit along with a high grade silver/gold discovery in north-western Mexico. US Gold’s shares trade on the NYSE Amex and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

GAX026 assays were obtained from pulps prepared at US Gold’s Magistral Mine lab.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball	Mailing Address
VP, Mexico	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Core Holes GAX001-27	Appendix 1

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX001	3.4		4.9	38.7	116		1.5	11.8	348°	-45°
And	3		3.3	59.1	104		1	18
And	9.9	0.08	19.8	80.4	340.7	2.8	6.1	24.5
Including	19.5	0.42	2.8	80.4	669	14.3	0.9	24.5

GAX002	4.3		4.8	156.7	149		1.5	47.8	348°	-50°
And	5.4		6.6	185.2	184		2	56.5
And	17.7		17.6	362	607.9		5.4	110.4
Including	36.8		2.3	377.3	1260		0.7	115
And	17.1		5.9	390.4	585		1.8	119

GAX003	3.3		3	31.7	112		0.9	9.7	350°	-55°
And	10.3		78.1	43	354.6		23.8	13.1
Including	36.5		6.6	70.9	1250		2	21.6
Including	33.5	0.05	5.6	109.3	1148.2	1.2	1.7	33.3
And	5.2		13.9	172.7	179.5		4.3	52.7
And	4.1		6.6	231	139.5		2	70.4

GAX004	5.3		47.2	35.1	183.2		14.4	10.7	168°	-45°
Including	33		3.4	35.1	1130		1.1	10.7

GAX005	6.6		14.4	73	227.2		4.4	22.3	348°	-45°
Including	21		3.6	73	718.4		1.1	22.3

GAX006	5		66.4	69.2	171.5		20.3	21.1	348°	-55°

GAX007	9.4		55.8	4.6	320.7		17	1.4	348°	-45°
Including	30		4.1	15.6	1030		1.3	4.8
Including	33.3		5.1	42.5	1140		1.6	13
And	4.8		10.7	158.3	163.8		3.3	48.3
And	4.6		17.7	183.1	157.3		5.4	55.8

GAX008	10.8		34.4	10	370.5		10.5	3.1	168°	-45°
And	46.5	1	16.1	87.6	1593.2	32.8	4.9	26.7
And	17.4		7.1	161.4	595		2.2	49.2
And	4.7		6.7	176.7	161.9		2.1	53.9

GAX009	10.9		2.5	180	373		0.8	54.9	348°	-60°

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX010	31.6		104	0	1,082.40		31.7	0	0°	-90°
Including	176.3		14.9	37.9	6,046.1		4.6	11.6
Including	305.1		3.9	40.4	10,461		1.2	12.3
And	4.9		17.7	125.3	166.6		5.4	38.2
And	5.7		6.7	150.6	195.6		2.1	45.9
And	13.5		4.8	229.7	463.2		1.5	70

GAX011	7.3		6.9	175.2	250.3		2.1	53.4	348°	-60°
And	5.8		2.6	216	198		0.8	65.9
And	11.1		2.8	346.9	380		0.9	105.8

GAX012	16.8		13	167.8	574.4		4	51.2	348°	-55°
Including	44		3.6	167.8	1510		1.1	51.2
And	20.8		14.3	431.4	713.1		4.4	131.5
Including	73.8		2.5	437.3	2530		0.8	133.3

GAX013	10		35.9	9.8	341.6		11	3	168°	-70°
And	6.2		3.9	61	212		1.2	18.6
And	8.3		2.8	241.5	286		0.9	73.6
And	11.1		3.9	305.8	381		1.2	93.2

GAX014	3.7		7.7	39.4	128.5		2.4	12	55°	-45°
And	5.6		7.2	138.5	192.2		2.2	42.2

GAX015	5.2		5.1	16.9	178.5		1.6	5.2	350°	-50°
And	5.7		15.3	35.9	195		4.7	11
And	7.8		16.9	93.5	268.4		5.2	28.5
And	8.5		9.2	354	290.6		2.8	107.9

GAX016	10.1		15.9	95.6	347.4		4.9	29.2	170°	-50°
And	5.7		21.8	129.6	195.1		6.7	39.5
And	64.5		1.3	347.9	2,210.00		0.4	106.1

GAX017	4		316.6	101.7	136.6		96.5	31	350°	-45°
Including	5.5		14	202.5	188.3		4.3	61.7
Including	12.3		34.4	226.4	423.3		10.5	69
Including	33.8		2.8	226.4	1,160.00		0.9	69
Including	5.9		27.9	282.2	202.8		8.5	86
Including	12.6		6.6	282.2	433.5		2	86
Including	6.8		18	357.6	234.2		5.5	109

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX018	9.8		3.9	135.7	337		1.2	41.4	170°	-65°
And	5.5		12.0	383.5	188.7		3.7	116.9

GAX019	6.9		1.3	551.8	236		0.4	168.2	350°	-50°

GAX020	50.3		3.6	98.4	1,725		1.1	30.0	55°	-45°

GAX021	10.3		143.4	72.2	352.7		43.7	22.0	350°	-45°
Including	154.3		4.9	85.0	5,290		1.5	25.9
Including	32.1		4.1	155.0	1,100		1.3	47.3
And	4.6		3.6	234.3	158.0		1.1	71.4
And	45.5		1.4	297.4	1,560		0.4	90.7

GAX022	3.8		1.3	139.9	130		0.4	42.7	350°	-50°
And	4.3		2.6	162.2	149		0.8	49.5
And	6.6		3.0	252.3	227		0.9	76.9

GAX023	6.3		46.5	157.2	215.8		14.2	47.9	350°	-55°
And	13.9		23.0	378.4	476.8		7	115.4
Including	36.3		4.9	378.4	1,245		0.9	115.4

GAX024	5.2		3.9	49.5	177		1.2	15.1	348°	-62°
And	18.4		1.1	198.5	631		0.4	60.5
And	5.5		3.3	343.8	187		1.0	104.8

GAX025	14.5		32.8	77.1	497.2		10.0	23.5	350°	-45°
Including	22.9		16.4	90.2	785.4		5.0	27.5
And	5.5		7.2	124.7	187.0		2.2	38.0
And	7.1		13.1	139.4	242.0		4.0	42.5
And	5.0		4.9	172.2	170.0		1.5	52.5
And	15.9		2.8	371.2	545.0		0.9	113.2
And	5.8		6.6	395.3	199.5		2.0	118.5

GAX026	4.1		9.8	4.9	140.0		3.0	1.5	170°	-80°
And	8.5		37.6	70.7	291.3		11.5	21.6
And	7.9		4.9	142.7	271.0		1.5	43.5
And	6.4		9.8	184.9	218.0		3.0	56.4
And	26.4		2.3	242.0	903.6		0.7	73.8

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX027	5.7		14.8	4.9	195.3		4.5	1.5	170°	-50°
And	19.8		50.9	39.4	677.3		15.5	12.0
Including	55.9		12.3	39.4	1918.0		3.8	12.0
And	4.1		5.2	128.9	141.0		1.6	39.3
And	5.7		5.6	159.1	194.0		1.7	48.5
And	7.7		9.8	184.5	265.3		3.0	56.3
And	14.4		6.5	223.2	494.3		2.0	68.0
And	14.3		2.5	266.1	491.0		0.8	81.1
And	11.5		2.0	288.7	393.0		0.6	88.0

US★GOLD El Gallo: Plan (Aerial) View

Figure 1

June 11, 2009

211900
212100
212300
2843400
2843200
Open
Open
Open
GAX016
GAX018
GAX004
GAX013
GAX014
GAX008
GAX003
GAX025
GAX007
GAX001
GAX026
GAX020
GAX027
GAX006
GAX017
GAX015
GAX023
GAX010
GAX002
GAX012
GAX019
GAX024
GAX005
GAX011
GAX021
GAX009
GAX022
Legend
Mineralized Foot Print
Jun 11, 2009 Core Hole Location
Jan - May 2009 Core Hole Location
Drill Hole Trace
GAX001 = Drill Hole #
Cross Section (figure 2)
0
50
100
Meters
N
0
150
300
Feet

US★GOLD El Gallo: Cross Section & Plan (Aerial) View

Figure 2

June 11, 2009

Plan (Aerial) View
GAX022
GAX021
GAX010
GAX026
GAX027
Cross Section View
350RL
300RL
250RL
200RL
150RL
Open
Open
Open
Open
GAX010
GAX26
GAX027
GAX021
GAX022
284300N
211900E
2843250N
2843200N
3953150N
Legend
Section Outline
Core Hole
Mineralization
Topo Contours
211910E Section
N
W
E
S
0
20
40
Meters
0
50
100
Feet

El Gallo: Cross Section & Plan (Aerial) View

Figure 3
June 11, 2009

Plan (Aerial) View
GAX023
GAX025
GAX017
Cross Section View
300RL
250RL
200RL
150RL
Open
Open
Open
GAX025
GAX017
GAX023
212240E
2843360N
2843340N
2843320N
2843300N
2843280N
2843260N
212260E
2843240N
2843220N
2843200N
Legend
Section Outline
Core Hole
Core Hole in Progress
Mineralization
Topo Contours
212253E Section
N
W
E
S
0
20
40
Meters
0
50
100
Feet

El Gallo Core Sample (May 2009) — Hole GAX021	Figure 4

Siliceous Breccia With Acanthite And Hematite

154.3 opt Silver (5,290 gpt)
Selected from Interval
85.0 ft (25.9 m) - 89.9 ft (27.4 m)